Exhibit 10.11

EXECUTION VERSION

FIRST SUPPLEMENTAL INDENTURE

among

BCC MIDDLE MARKET CLO 2019-1, LTD. (f/k/a BCC Middle Market CLO 2019-1, LLC)

as Issuer

BCC MIDDLE MARKET CLO 2019-1 CO-ISSUER, LLC

as Co-Issuer and

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Trustee

August 2, 2022

THIS FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of August 2, 2022, among BCC Middle Market CLO 2019-1, Ltd. (f/k/a BCC Middle Market CLO 2019-1, LLC), a company incorporated with limited liability under the laws of Jersey (the “Issuer”), BCC Middle Market CLO 2019-1 Co-Issuer, LLC, a limited liability company formed under the laws of the State of Delaware (the “Co-Issuer” and, together with the Issuer, the “Co-Issuers”), and Wells Fargo Bank, National Association, as trustee (herein, together with its permitted successors and assigns in the trusts hereunder, the “Trustee”), hereby amends that certain amended and restated indenture, dated as of November 30, 2021 (as amended from time to time prior to the date hereof, the “Indenture”), among the Issuer, the Co-Issuer and the Trustee. Capitalized terms used in this Supplemental Indenture that are not otherwise defined herein have the meanings assigned thereto in the Indenture.

W I T N E S S E T H

WHEREAS, the Co-Issuers desire to enter into this Supplemental Indenture to change the Issuer’s jurisdiction of incorporation from the Cayman Islands to Jersey in accordance with Section 8.1(a)(xxxiii) of the Indenture and to make certain changes pursuant to Section 8.1(a)(xiii) to ensure FATCA Compliance is achieved in connection therewith;

WHEREAS, subject to certain conditions set forth in the Indenture, without the consent of the Holders of any Notes or any Hedge Counterparty, the Co-Issuers, when authorized by Resolutions, and with the prior written consent of the Portfolio Manager and the Retention Holder, may amend the Indenture (A) pursuant to pursuant to Section 8.1(a)(xxxiii) of the Indenture, following the addition of the Cayman Islands to either of the EU/UK Restricted Lists, to make any amendments necessary to effect a change in the Issuer’s jurisdiction of incorporation (whether by merger, reincorporation, transfer of assets or otherwise) and (B) pursuant to Section 8.1(a)(xiii) of the Indenture, to take any action necessary, advisable or helpful to prevent the Issuer, the Holders of any Class of Notes, the Trustee from becoming subject to (or otherwise to minimize) any withholding or other taxes or assessments, including by achieving FATCA Compliance;

WHEREAS, pursuant to Section 8.1 of the Indenture, the Trustee has provided a copy of this Supplemental Indenture at least 10 Business Days prior to the date hereof to the Holders of the Notes, the Portfolio Manager, the Collateral Administrator, any Hedge Counterparty and each Rating Agency; and

WHEREAS, this Supplemental Indenture has been duly authorized by all necessary corporate or other actions, as applicable, on the part of each of the Co-Issuers, and the Co-Issuers have authorized the execution of this Supplemental Indenture with Resolutions;

WHEREAS, the conditions set forth in Sections 7.4 and 8.1 of the Indenture for entry into a supplemental indenture pursuant to Sections 8.1(a)(xxxiii) and 8.1(a)(xiii) of the Indenture and changing the Issuer’s jurisdiction of incorporation have been satisfied;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

SECTION 1.Amendments.

Effective as of the date hereof, the Indenture (including the Schedules and Exhibits thereto) is amended by deleting the stricken text (indicated in the same manner as the following example: ~~stricken text~~) and adding the inserted text (indicated in the same manner as the following example: inserted text) as set forth on the conformed Indenture attached as Annex A hereto.

SECTION 2.Effect of Supplemental Indenture.

(a)Upon execution of this Supplemental Indenture, the Indenture shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the Issuer and the Co-Issuer shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Supplemental Indenture shall be deemed to be part of the terms and conditions of the Indenture for any and all purposes. Except as modified and expressly amended by this Supplemental Indenture, the Indenture is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

(b)Except as expressly modified herein, the Indenture shall continue in full force and effect in accordance with its terms. All references in the Indenture to the Indenture or to “this Indenture” shall apply mutatis mutandis to the Indenture as modified by this Supplemental Indenture. The Trustee shall be entitled to all rights, protections, immunities and indemnities set forth in the Indenture as fully as if set forth in this Supplemental Indenture.

(c)Notwithstanding anything herein to the contrary, this Supplemental Indenture shall only be construed to effect the changes set forth in Section 1 above and shall not be construed to modify the provisions of the Indenture to have any other effect.

SECTION 3.Binding Effect.

The provisions of this Supplemental Indenture shall be binding upon and inure to the benefit of the Issuer, the Co-Issuer, the Trustee, the Portfolio Manager, the Collateral Administrator, the Holders and each of their respective successors and assigns.

SECTION 4.Acceptance by the Trustee.

The Trustee accepts the amendments to the Indenture as set forth in this Supplemental Indenture and agrees to perform the duties of the Trustee upon the terms and conditions set forth herein and in the Indenture set forth therein. Without limiting the generality of the foregoing, the Trustee assumes no responsibility for the correctness of the recitals contained herein, which shall be taken as the statements of the Co-Issuers and the Trustee shall not be responsible or accountable in any way whatsoever for or with respect to the validity, execution or sufficiency of this Supplemental Indenture and makes no representation with respect thereto. In entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture related to the conduct of or affecting the liability of or affording protection to the Trustee.

SECTION 5.Execution, Delivery and Validity.

The Co-Issuers represent and warrant to the Trustee that this Supplemental Indenture has been duly and validly executed and delivered by the Co-Issuers and constitutes their legal, valid and binding obligation, enforceable against the Co-Issuers in accordance with its terms. The parties agree that this Supplemental Indenture may be executed and delivered by electronic signatures and that the electronic signatures appearing on this Supplemental Indenture are the same as handwritten signatures for the purposes of validity, enforceability and admissibility.

SECTION 6.GOVERNING LAW.

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THIS SUPPLEMENTAL INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.Severability of Provisions.

If any one or more of the provisions or terms of this Supplemental Indenture shall be for any reason whatsoever held invalid, then such provisions or terms shall be deemed severable from the remaining provisions or terms of this Supplemental Indenture and shall in no way affect the validity or enforceability of the other provisions or terms of this Supplemental Indenture.

SECTION 8.Section Headings.

The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

SECTION 9.Counterparts.

This Supplemental Indenture may be executed in several counterparts (including .pdf file, .jpeg file or any electronic signature complying with the U.S. federal ESIGN Act of 2000, including Orbit, Adobe Sign, DocuSign, or any other similar platform identified by the Issuer and reasonably available at no undue burden or expense to the Trustee), each of which shall be an original and all of which shall constitute but one and the same instrument.  Delivery of an executed counterpart signature page of this Supplemental Indenture by facsimile or any such electronic transmission shall be effective as delivery of a manually executed counterpart of this Supplemental Indenture.  The Trustee shall have no duty to inquire into or investigate the authenticity or authorization of any such electronic signature and shall be entitled to conclusively rely on any such electronic signature without any liability with respect thereto.

SECTION 10.Limited Recourse; Non-Petition.

(a)Notwithstanding any other provision of this Supplemental Indenture, Section 5.4(d) and Section 2.8(i) of the Indenture are incorporated herein by reference thereto, mutatis mutandis.

(b)The obligations of the Issuer under the Notes and the Indenture as supplemented by this Supplemental Indenture are corporate obligations of the Issuer and none of the Trustee, the Secured Parties or the Holders, nor anyone acting on behalf of the Trustee, the Secured Parties or the Holders, may take any action or have any recourse against any director, officer, member or administrator of the Issuer, and no such director, officer, member or administrator may be held liable for any claims, losses, damages, liabilities, indemnities or other obligations whatsoever in connection herewith.

SECTION 11.Direction.

By their signatures hereto, the Issuer and Co-Issuer hereby direct the Trustee to execute this Supplemental Indenture.

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IN WITNESS WHEREOF, we have set our hands as of the day and year first written above.

BCC MIDDLE MARKET CLO 2019-1, LTD.,
as Issuer

By:
Name:
Title:

BCC MIDDLE MARKET CLO 2019-1 CO-ISSUER, LLC,
as Co-Issuer

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:	COMPUTERSHARE TRUST
COMPANY, N.A., as attorney-in-fact

By:
Name:
Title:

ACKNOWLEDGED AND CONSENTED TO
BY:

BAIN CAPITAL SPECIALTY FINANCE, INC., in its capacity as Portfolio Manager and as Retention Holder

By:
Name:
Title:

ANNEX A